UACSC 98-C
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 11/30/98

PRINCIPAL BALANCE RECONCILIATION             D O L L A R S
                                               CLASS A-1        CLASS A-2          CLASS A-3          CLASS A-4         CLASS A-5
                                             -------------     --------------     -------------      -------------    -------------
Original Principal Balance                   49,800,000.00     110,900,000.00     74,675,000.00      72,575,000.00    43,429,110.20
Beginning Period Principal Balance           27,977,377.47     110,900,000.00     74,675,000.00      72,575,000.00    43,429,110.20
Principal Collections - Scheduled Payments    4,336,488.71               0.00              0.00               0.00             0.00
Principal Collections - Payoffs               4,283,562.57               0.00              0.00               0.00             0.00
Principal Withdrawal from Payahead                8,476.13               0.00              0.00               0.00             0.00
Gross Principal Charge Offs                      34,078.58               0.00              0.00               0.00             0.00
Repurchases                                           0.00               0.00              0.00               0.00             0.00
                                             -------------     --------------     -------------      -------------    -------------
Ending Balance                               19,314,771.48     110,900,000.00     74,675,000.00      72,575,000.00    43,429,110.20
                                             =============     ==============     =============      =============    =============


Certificate Factor                               0.3878468          1.0000000         1.0000000          1.0000000        1.0000000
Pass Through Rate                                   5.5269%            5.4400%           5.4100%             5.520%           5.640%

                                                                      NUMBERS
                                              TOTAL CLASS A's
                                               --------------          ------
Original Principal Balance                     351,379,110.20          25,235
Beginning Period Principal Balance             329,556,487.68          24,164
Principal Collections - Scheduled Payments       4,336,488.71
Principal Collections - Payoffs                  4,283,562.57             430
Principal Withdrawal from Payahead                   8,476.13
Gross Principal Charge Offs                         34,078.58               3
Repurchases                                              0.00               1
                                               --------------          ------
Ending Balance                                 320,893,881.69          23,730
                                               ==============          ======

Certificate Factor                                  0.9132412
Pass Through Rate                                      5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                                   8,685,807.08
Interest Wired                                                    3,326,495.76
Withdrawal from Payahead Account                                      9,115.18
Repurchases (Principal and Interest)                                      0.00
Charge Off Recoveries                                                 1,725.48
Interest Advances                                                    64,187.95
Certificate Account Interest Earned                                  35,464.61
Spread Account Withdrawal                                                 0.00
Class A Policy Draw for Class A Principal or Interest                     0.00
                                                                --------------

Total Cash Flow                                                  12,122,796.06
                                                                ==============


TRUSTEE DISTRIBUTION  (12/08/98)

Total Cash Flow                                                  12,122,796.06
Unrecovered Advances on Defaulted Receivables                         1,068.11
Servicing Fee (Due and Unpaid)                                            0.00
Interest to Class A-1 Certificateholders                            124,561.58
Interest to Class A-2 Certificateholders                            502,746.67
Interest to Class A-3 Certificateholders                            336,659.79
Interest to Class A-4 Certificateholders                            333,845.00
Interest to Class A-5 Certificateholders                            204,116.82
Principal to Class A-1 Certificateholders                         8,662,605.99
Principal to Class A-2 Certificateholders                                 0.00
Principal to Class A-3 Certificateholders                                 0.00
Principal to Class A-4 Certificateholders                                 0.00
Principal to Class A-5 Certificateholders                                 0.00
Insurance Premium                                                    34,763.50
Interest Advance Recoveries from Payments                            36,720.05
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                       0.00
Deposit to Payahead                                                  48,460.56
Certificate Account Interest to Servicer                             35,464.61
Payahead Account Interest to Servicer                                   136.41
Excess                                                            1,801,646.97
                                                                --------------

Net Cash                                                                  0.00
                                                                ==============

Servicing Fee Retained from Interest Collections                    274,630.41

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                          0.00
Beginning Balance                                                 2,400,446.91
Trustee Distribution of Excess                                    1,801,646.97
Interest Earned                                                       7,573.51
Spread Account Draws                                                      0.00
Reimbursement for Prior Spread Account Draws                              0.00
Distribution of Funds to Servicer                                         0.00
                                                                --------------
Ending Balance                                                    4,209,667.39
                                                                ==============

Required Balance                                                  5,270,686.65



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                 16,690,507.73
Beginning Balance                                                13,253,486.25
Reduction Due to Spread Account                                  (1,809,220.48)
Reduction Due to Principal Reduction                               (411,473.78)
                                                                --------------
Ending Balance                                                   11,032,791.99
                                                                ==============

First Loss Protection Required Amount                            11,032,791.99
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                            18,387.99

POLICY  RECONCILIATION

Original Balance                                                351,379,110.20
Beginning Balance                                               328,998,833.94
Draws                                                                     0.00
Reimbursement of Prior Draws                                              0.00
                                                                --------------
Ending Balance                                                  328,998,833.94
                                                                ==============

Adjusted Ending Balance Based Upon Required Balance             318,460,774.57
                                                                ==============
Required Balance                                                318,460,774.57


PAYAHEAD RECONCILIATION


Beginning Balance                                                    35,662.22
Deposit                                                              48,460.56
Payahead Interest                                                       136.41
Withdrawal                                                            9,115.18
                                                                --------------
Ending Balance                                                       75,144.01
                                                                ==============

CURRENT DELINQUENCY
                                             GROSS
  # PAYMENTS DELINQUENT      NUMBER         BALANCE     PRINCIPAL    INTEREST
  ---------------------      ------         -------     ---------    --------
1 Payment                       304      3,667,570.91    50,788.27   44,027.99
2 Payments                       91      1,257,888.69    28,199.58   31,780.22
3 Payments                       31        412,874.79    15,147.82   15,372.33
                                ---      ------------    ---------   ---------
Total                           426      5,338,334.39    94,135.67   91,180.54
                                ===      ============    =========   =========

Percent Delinquent            1.795%            1.664%




DELINQUENCY RATE (60+)
                                                         RECEIVABLE
                                     END OF PERIOD       DELINQUENCY
   PERIOD           BALANCE          POOL BALANCE           RATE
   ------           -------          ------------           ----
Current          1,670,763.48       320,893,881.69          0.52%
1st Previous       728,851.57       329,556,487.66          0.22%
2nd Previous        63,000.01       339,863,385.79          0.02%


NET LOSS RATE

                                                                                               DEFAULTED
                                                     LIQUIDATION           AVERAGE             NET LOSS
   PERIOD                             BALANCE         PROCEEDS            POOL BALANCE        (ANNUALIZED)
Current                               34,078.58       1,725.48           325,225,184.69          0.12%
1st Previous                          65,237.77       7,275.08           334,709,936.74          0.21%
2nd Previous                          43,909.36         320.81           345,621,248.00          0.15%

Gross Cumulative Charge Offs         143,225.71                Net Cumulative Loss
                                                               Percentage
Gross Liquidation Proceeds             8,707.09                                                  0.04%
Number of Repossessions                       3
Number of Inventoried Autos EOM               5

EXCESS YIELD TRIGGER
                                                       EXCESS YIELD
                   EXCESS          END OF PERIOD        PERCENTAGE
   PERIOD           YIELD          POOL BALANCE        (ANNUALIZED)
   ------           -----          ------------        ------------
Current          1,888,032.10     320,893,881.69         7.06%
1st Previous     1,890,880.34     329,556,487.68         6.89%
2nd Previous       578,504.51     339,863,385.79         2.04%

                                               CURRENT
                                                LEVEL     TRIGGER    STATUS
                                                -----     -------    ------
Six Month Average Excess Yield                   N/A       1.50%       N/A

Trigger Hit in Current or any Previous Month                           NO



DATE: 12/4/98                                    /s/ Nancy Meltabarger
                                                 ---------------------
                                                 NANCY MELTABARGER
                                                 FINANCE OFFICER